SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                          Act of 1934 (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant []
Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant toss.240.14a-12


                                 ROULSTON FUNDS
                (Name of Registrant As Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title  of  each  class  of   securities  to  which   transaction   applies:
     _______________________

2)   Aggregate   number   of   securities   to   which   transaction    applies:
     ______________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is
     calculated      and      state      how      it      was       determined):
     ---------------------------------------------------------

4)   Proposed       maximum       aggregate      value      of      transaction:
     ______________________________

5)   Total fee paid: ___________________________________________________________

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid: ___________________________________________________

2)   Form,       Schedule       or       Registration       Statement       No.:
     _________________________________

3)   Filing Party: _____________________________________________________________

4)   Date Filed: ______________________________________________________________

     IMPORTANT NEWS FOR SHAREHOLDERS OF THE ROULSTON FUNDS


Dear Roulston Funds Shareholder:

         I am writing to let you know that a meeting of shareholders of the Roulston Funds (the "Trust") will be held on October 25, 2001. The purpose of the meeting is to vote on several important matters that affect the Roulston Funds. You should read the full text of the enclosed Proxy Statement; however, below is a highlight of the matters requiring shareholder vote:



Q:       Why is the Meeting Being Held?

A: The shareholders of Roulston & Company, Inc., the Trust's investment adviser, have entered into an agreement with The Hickory Group Ltd., a Cleveland, Ohio based investment adviser ("Hickory"), whereby Roulston & Company will become a wholly owned subsidiary of Hickory and the current shareholders of Roulston & Company will become owners of Hickory. Both Roulston & Company and Hickory strongly believe that the combination of these two firms, each with complimentary strengths, will result in a stronger new group benefiting from expanded services, a combined team of experienced employees with a continued emphasis on investment performance and personal service. I will continue as the Chief Executive Officer. The Trust's Board of Trustees has approved, subject to shareholder approval, a new investment advisory agreement with Roulston & Company for all of the Funds.

The following pages give you additional information about Hickory and the transaction (as well as other matters noted below).

The Board of Trustees recommends that you vote FOR this proposal.


Q:       How Will the Roulston & Company/Hickory Transaction Affect Me?

A: The current portfolio management team will continue to manage the Funds after the transaction and our investment officers and service team will continue with their emphasis on personal service. The Roulston Funds' phone number, address, contacts, ticker symbols, service providers, quarterly statements, and other services will be unaffected by the transaction. Roulston & Company and Hickory management have assured the Board of Trustees of the Trust that there will be no reduction in the nature or quality of Roulston & Company's services to the Roulston Funds as a result of the transaction, nor will there be any increase in management fees or Fund expenses as a result of the transaction.



Q:       Why Did You Send Me These Materials?

A: You are receiving these materials - a booklet that includes the Proxy Statement and a proxy card - because as a shareholder in the Fund(s) you have the right to vote on the important proposals concerning your investments in one or more of the Funds. Your vote is very important. Please take the time to complete the proxy card and return it promptly to help in avoiding the additional expense should another proxy solicitation be required .


Q:       What Other Items Am I Being Asked to Vote On?

A: You are also being asked to elect Trustees, ratify the selection of the Trust's accountants and re-approve the Trust's current Distribution and Shareholder Service Plan.

The Board of Trustees recommends that you vote FOR these proposals.


Q:       Why Does My Proxy Card List the Same Issues More Than Once?

A: If you own shares in more than one Roulston Fund, you will receive a Proxy Card listing each Roulston Fund in which you own shares and you will be given the opportunity to vote upon each matter affecting that Fund. Please vote on each issue listed for each Fund as noted on the card.

Q:       Whom Do I Call For More Information Or To Place My Vote?

A: You can vote easily and quickly by mail - everything you need is enclosed. Please fill out each box on your Blue Proxy Voting Card, sign and return it in the enclosed envelope. If you need more information or if you have any questions, please call your financial representative, investment officer, or the Funds at 800.332.6459. Should you lose your Proxy Card, you may also be able to vote via phone by speaking directly to a Shareholder Services Representative during normal business hours at 800.332.6459.

We look forward to continuing to serve you and the Funds.

Sincerely,

Scott D. Roulston, President


Your Vote Is Important and Will Help Avoid the Additional Expense of Another Solicitation.


                           PLEASE CAST YOUR VOTE NOW!

                                 ROULSTON FUNDS

              3636 Euclid Avenue, Suite 3000, Cleveland, Ohio 44115

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders of each Fund of Roulston Funds:

         Notice is hereby given that an Annual Meeting of Shareholders of each of the series or portfolios (collectively, the "Funds") of Roulston Funds, an Ohio business trust (the "Trust"), will be held on Thursday, October 25, 2001, at 8:00 a.m., Eastern Time, at the offices of the Trust located at 3636 Euclid Avenue, Suite 3000, Cleveland, Ohio 44115. The purpose of the Meeting is to consider and act on the following matters:

     1.   To elect a Board of Trustees;

     2.   To  ratify  the  selection  of  McCurdy  &  Associates  CPA's,   Inc.,
          independent public accountants, as auditors to be employed by the Trust for the fiscal year ending October 31, 2001;

     3. To approve a new Investment Advisory Agreement between Roulston & Company, Inc. and the Trust;

     4.   To reapprove the Trust's  Distribution  and Shareholder  Service Plan;
          and

     5. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.


         As a shareholder of record at the close of business on September 10, 2001, you have the right to direct the persons listed on the enclosed proxy card on how your shares in the Funds should be voted. To assist you, a proxy card listing each Fund in which you own shares is enclosed. In addition, a Proxy Statement is attached to this Notice and describes the matters to be voted on at the Meeting or any adjournment thereof.


                                            By Order of the Trustees,

                                                 /s/
October 2, 2001                             Charles A. Kiraly, Secretary



                             YOUR VOTE IS IMPORTANT!

In order to avoid the additional expense of a second solicitation, we urge you to complete, sign and return promptly the enclosed proxy. For your convenience, the enclosed addressed envelope requires no postage.

                                 PROXY STATEMENT

                    FOR AN ANNUAL MEETING OF SHAREHOLDERS OF
                                 ROULSTON FUNDS
                         3636 Euclid Avenue, Suite 3000
                              Cleveland, Ohio 44115

                           To be held October 25, 2001


                           GENERAL VOTING INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Roulston Funds, an Ohio business trust (the "Trust"), to be used in connection with an Annual Meeting of Shareholders (the "Meeting") of all series or funds of the Trust (singly, a "Fund" and, collectively, the "Funds") to be held at 8:00 a.m., Eastern Time, on Thursday, October 25, 2001. The Meeting will be conducted at the principal executive offices of the Trust located at 3636 Euclid Avenue, Suite 3000, Cleveland, Ohio 44115. The Board of Trustees has fixed the close of business on September 10, 2001, as the record date (the "Record Date") for the determination of shareholders of the Trust entitled to notice of and to vote at the Meeting.


         This Proxy Statement and form of proxy will be first sent to shareholders on or about October 5, 2001. Shareholders of record on the Record Date are entitled, as to each issue on which such shareholders are entitled to vote, to one vote for each dollar of net asset value of each share owned and a proportionate fractional vote for any fractional dollar value for each share owned as of the close of business on the Record Date. Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. Roulston & Company, Inc. has voting authority over a substantial number of shares of the Funds and intends to vote those shares in accordance with the recommendations of the Board of Trustees. See "ADDITIONAL INFORMATION ABOUT THE TRUST - Principal Shareholders", below.

         The Trust will furnish, without charge, a copy of the Trust's most recent Annual Report to Shareholders and Semi-Annual Report to Shareholders upon request, which request may be made either by writing to the Trust at the address above or by calling toll-free (800) 332-6459. The Annual Report and Semi-Annual Report will be mailed to you by first-class mail within three business days of receipt of your request.


           The following table sets forth the number of shares of beneficial interest (the "Shares") of each of the Funds which were outstanding as of the Record Date and are therefore entitled to vote at the Meeting, and their respective net asset values as of the close of business on the Record Date:






                                                                 Net Asset Value
Fund                                        Shares Outstanding       Per Share

Roulston Growth Fund                        2,462,124.535               $ 8.62
Roulston Growth and Income Fund             1,252,048.216               $10.86
Roulston Government Securities Fund         6,508,503.438               $10.23
Roulston International Equity Fund          1,493,111.690               $ 8.94
Roulston Emerging Growth Fund                 842,238.660               $11.44


         The persons named as proxies on the enclosed proxy card will vote the Shares of each Fund at the Meeting in accordance with the timely instructions received from shareholders. If a duly executed and dated proxy card is received that does not specify a choice (for, against or abstain), the persons named as proxies will consider its timely receipt as an instruction to vote "FOR" the proposals to which it relates. Shareholders may revoke a previously submitted proxy card at any time prior to the Meeting by (i) submitting to the Trust a subsequently dated proxy card; (ii) delivering to the Trust a written notice of revocation; or (iii) otherwise giving notice of revocation at the Meeting. In all cases, any action to revoke a proxy card must be taken before the authority granted in the proxy card is exercised.




         At the Meeting, shareholders will be voting either together as a group without regard to Fund or separately by Fund, depending on the proposal being considered.

         The following table summarizes the proposals on which shareholders are being asked to vote (singly a "Proposal" and collectively the "Proposals") and indicates which shareholders are eligible to vote on each Proposal.

---------------------------------- ----------------------------------------- -----------------------------------------
            Proposal                    Brief Description of Proposal           Shareholders who will vote on the
            --------                    -----------------------------           ---------------------------------
                                                                                             Proposal
---------------------------------- ----------------------------------------- -----------------------------------------
---------------------------------- ----------------------------------------- -----------------------------------------
Proposal 1                         To elect a Board of Trustees              Shareholders of all Funds voting
                                                                             together as a group
---------------------------------- ----------------------------------------- -----------------------------------------
---------------------------------- ----------------------------------------- -----------------------------------------
Proposal 2                         To ratify the selection of McCurdy &      Shareholders of all Funds voting
                                   Associates CPA's, Inc. as auditors for    together as a group
                                   the Trust
---------------------------------- ----------------------------------------- -----------------------------------------
---------------------------------- ----------------------------------------- -----------------------------------------
Proposal 3                          To approve a new Investment Advisory     Shareholders of all Funds Voting
                                   Agreement with Roulston & Company, Inc.   Separately by Fund
---------------------------------- ----------------------------------------- -----------------------------------------
---------------------------------- ----------------------------------------- -----------------------------------------
Proposal 4                          To reapprove the Trust's Distribution    Shareholders of all Funds Voting
                                   and Shareholder Service Plan              Separately by Fund
---------------------------------- ----------------------------------------- -----------------------------------------

         The Trust knows of no business other than that mentioned in Proposals 1 through 4 as described above which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance with their best judgment. In order to act upon a Proposal, a quorum consisting of a majority of the votes of the Fund or Funds entitled to vote upon such Proposal must be present at the Meeting in person or by proxy. If a quorum is not present at the Meeting for a particular Proposal or if a quorum is present but sufficient votes to approve such Proposal are not received, the persons named as proxies may vote to approve the Proposal or Proposals for which sufficient votes have been received and may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Proposal or Proposals for which sufficient votes have NOT been received, provided they determine that such an adjournment and additional solicitation is reasonable and in the best interest of shareholders.



                        PROPOSAL 1 - Election of Trustees

         It is the present intention that the proxies will be used for the purposes of voting in favor of the election of each of the following nominees as Trustee to hold office until the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified. Mr. Gale is presently the sole Trustee of the Trust. Pursuant to Rule 14a-4(d) under the Securities Exchange Act of 1934, as amended, each nominee for Trustee and each executive officer has consented to be named in this Proxy Statement and each nominee for Trustee has consented to serve if elected. It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees.


        Name, Age and Position                  Principal Occupation(s) During                  A Trustee of
            With the Trust                              Past Five Years                        The Trust Since

David B. Gale (a)                        Mr. Gale has been  Executive  Director of the              1997
Age 49                                   North  American   Association  of  State  and
Trustee                                  Provincial       Lotteries        (non-profit
                                         associations of sanctioned  lotteries)  since
                                         March  1995;  President  of  DBG  Consulting,
                                         Inc.   (management   consulting  firm)  since
                                         December 1994.

Mark S. Biviano                          Mr.  Biviano  has  been  Vice  President  and     Not currently a Trustee
Age 48                                   Executive   Sales  Director  of  Rubber  City
Nominee                                  Radio Group (a seven  station  radio  group),
                                         since November 1993.

Thomas V. Chema*                         Mr.  Chema  has  been a  partner  of  Arter &     Not currently a Trustee**
Age 54                                   Hadden  LLP  (law  firm)  since  April  1989.
Nominee                                  Since June 1994,  he has served as  President
                                         of Gateway  Consultants  Group,  Inc. (sports
                                         and related  public  facilities  consulting).
                                         Mr.    Chema   is   also   a   director    of
                                         TransTechnology Corporation.

Carolyn D. Pizzuto                       Ms.  Pizzuto is the founder of and has served     Not currently a Trustee
Age 51                                   as   Chief    Executive    Officer   of   CDA
                                         Consulting,   Inc.   (management   consulting
                                         firm), since 1991.


----------------------------
(a)      Member of the Audit Committee.
* Mr. Chema will be considered an "interested person" of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), because he is a partner of Arter & Hadden, a law firm that has provided legal services to Roulston & Company, Inc., the Trust's investment adviser, during the past two years.
** Mr. Chema served as a trustee of the Trust from the Trust's inception in 1994 until September 7, 2001. On September 7, 2001, and prior to the Board meeting held on such date, Mr. Chema resigned as a trustee in order for the Trust to comply with the board composition requirements of the 1940 Act. See the discussion below under "PROPOSAL 3 - APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND ROULSTON & COMPANY - More About the Advisory Agreements" for further information.

         A plurality of the votes cast at a meeting of shareholders at which a quorum is present is required for the election of Trustees.

Further  Information  Regarding  The Trustee,  Trustee  Nominees  and  Executive
Officers

         Share Ownership. The following table sets forth information on beneficial ownership of Shares of the Funds held by each Trustee, nominee for Trustee and executive officer of the Trust as of September 10, 2001.



------------------------- -------------------------------------- ---------------------------- ------------------------
                        Name and Address Number of Shares
      Name of Fund                 of Beneficial Owner               Beneficially Owned           Percent of Fund

------------------------- -------------------------------------- ---------------------------- ------------------------
------------------------- -------------------------------------- ---------------------------- ------------------------

Growth Fund               Thomas V. Chema                                  41.152                       (1)
                          1100 Huntington Building
                          925 Euclid avenue
                          Cleveland, OH 44115-1475

                          David B. Gale                                    775.546                      (1)
                          c/o DBG Consulting, Inc. 401(k) Plan
                          2775 Bishop Road
                          Willoughby  Hills, OH 44092

                          Carolyn D. Pizzuto
                          c/o CDA Management Consulting                    999.087                      (1)
                          Simplified Employee Pension Plan
                          16600 Sprague Road
                          Suite 345
                          Cleveland, Ohio 44130


                          Scott D. Roulston
                          3636 Euclid Avenue, Ste 3000
                          Cleveland, Ohio 44115                         11,347.373**                    (1)

                          Kenneth J. Coleman
                          3636 Euclid Avenue, Ste 3000
                          Cleveland, Ohio 44115                          11,683.099                     (1)

                          Charles A. Kiraly
                          3636 Euclid Avenue, Ste 3000
                          Cleveland, Ohio 44115                            499.857                      (1)


------------------------- -------------------------------------- ---------------------------- ------------------------
------------------------- -------------------------------------- ---------------------------- ------------------------
Growth and
Income Fund               Thomas V. Chema                                  40.885                       (1)
                          1100 Huntington Building
                          925 Euclid avenue
                          Cleveland, OH 44115-1475

                          David B. Gale                                    118.183                      (1)
                          c/o DBG Consulting, Inc. 401(k) Plan
                          2775 Bishop Road
                          Willoughby  Hills, OH 44092

                          Carolyn D. Pizzuto
                          c/o CDA Management Consulting                   1,251.953                     (1)
                          Simplified Employee Pension Plan
                          16600 Sprague Road
                          Suite 345
                          Cleveland, Ohio 44130

                          Scott D. Roulston
                          3636 Euclid Avenue, Ste 3000
                          Cleveland, Ohio 44115                          5,382.335**                    (1)

                          Kenneth J. Coleman
                          3636 Euclid Avenue, Ste 3000
                          Cleveland, Ohio 44115                           5,042.315                     (1)

                          Charles A. Kiraly
                          3636 Euclid Avenue, Ste 3000
                          Cleveland, Ohio 44115                            232.036                      (1)




------------------------- -------------------------------------- ---------------------------- ------------------------
------------------------- -------------------------------------- ---------------------------- ------------------------

Government Securities
Fund                      Thomas V. Chema                                  200.955                      (1)
                          1100 Huntington Building
                          925 Euclid avenue
                          Cleveland, OH 44115-1475

                          David B. Gale                                    152.683                      (1)
                          c/o DBG Consulting, Inc. 401(k) Plan
                          2775 Bishop Road
                          Willoughby  Hills, OH 44092

                          Scott D. Roulston
                          3636 Euclid Avenue, Ste 3000                   2,424.352**                    (1)
                          Cleveland, Ohio 44115

                          Charles A. Kiraly
                          3636 Euclid Avenue, Ste 3000                     49.098                       (1)
                          Cleveland, Ohio 44115
------------------------- -------------------------------------- ---------------------------- ------------------------
------------------------- -------------------------------------- ---------------------------- ------------------------
International
Equity Fund               Mark S. Biviano                                2,857.765*                     (1)
                          Akron Radio Center
                          1895 West Market Street
                          Akron, Ohio 44313

                          Thomas V. Chema                                  42.589                       (1)
                          1100 Huntington Building
                          925 Euclid Avenue
                          Cleveland, Ohio 44115-1475

                          David B. Gale                                    209.463                      (1)
                          c/o DBG Consulting, Inc. 401(k) Plan
                          2775 Bishop Road
                          Willoughby  Hills, OH 44092

                          Carolyn D. Pizzuto
                          c/o CDA Management Consulting                   302.519**                     (1)
                          Simplified Employee Pension Plan
                          16600 Sprague Road
                          Suite 345
                          Cleveland, Ohio 44130



                          Scott D. Roulston
                          3636 Euclid Avenue, Ste 3000
                          Cleveland, Ohio 44115                          8,687.586**                    (1)

                          Kenneth J. Coleman
                          3636 Euclid Avenue, Ste 3000
                          Cleveland, Ohio 44115                           3,236.016                     (1)

                          Charles A. Kiraly
                          3636 Euclid Avenue, Ste 3000
                          Cleveland, Ohio 44115                            189.415                      (1)
------------------------- -------------------------------------- ---------------------------- ------------------------
------------------------- -------------------------------------- ---------------------------- ------------------------
Emerging Growth Fund
                          Mark S. Biviano                                1,049.646*                     (1)
                          Akron Radio Center
                          1895 West Market Street
                          Akron, Ohio 44313

                          Thomas V. Chema                                  23.663                       (1)
                          1100 Huntington Building
                          925 Euclid avenue
                          Cleveland, OH 44115-1475

                          David B. Gale                                    842.918                      (1)
                          c/o DBG Consulting, Inc. 401(k) Plan
                          2775 Bishop Road
                          Willoughby  Hills, OH 44092

                          Carolyn D. Pizzuto
                          c/o CDA Management Consulting                    114.803                      (1)
                          Simplified Employee Pension Plan
                          16600 Sprague Road
                          Suite 345
                          Cleveland, Ohio 44130

                          Scott D. Roulston
                          3636 Euclid Avenue, Ste 3000
                          Cleveland, Ohio 44115                          3,767.05**                     (1)

                          Kenneth J. Coleman
                          3636 Euclid Avenue, Ste 3000
                          Cleveland, Ohio 44115                            806.106                      (1)

                          Charles A. Kiraly
                          3636 Euclid Avenue, Ste 3000
                          Cleveland, Ohio 44115                            261.903                      (1)


------------------------- -------------------------------------- ---------------------------- ------------------------



         *These Shares were purchased through and are held in a managed account for which Roulston & Company has investment and voting authority.
         **Because Mr. Roulston is a majority shareholder, President and a Director of Roulston & Company, he may also be deemed to beneficially own the Shares of the Funds held in those managed accounts over which Roulston & Company has investment or voting authority with respect to those Shares. See "ADDITIONAL INFORMATION ABOUT THE TRUST - Principal Shareholders" below.


         (1) Except as described in the footnote above, as of September 10, 2001, the Trustee and executive officers of the Trust as a group owned beneficially 1% or less of the outstanding Shares of the Trust and of any of the Funds.


     Attendance at Board and Committee Meetings. During the fiscal year ended October 31, 2000, the Trust's Board of Trustees held six meetings. Each of Messrs. Gale and Chema, each of whom was a Trustee during the entire period attended all of those meetings. Mr. Biviano and Ms. Pizzuto were not trustees of the Trust during that period.

         The Trust has an Audit Committee. Currently Mr. Gale is the sole member of that Committee. During the fiscal year ended October 31, 2000, the Audit Committee held two meetings, each of which Mr. Gale attended. The functions of the Committee include overseeing the Trust's accounting and financial reporting policies and practices, overseeing the independent audit of the Trust's financial statements and ascertaining the independence of the Trust's independent auditors.

         Compensation. The following table sets forth information regarding all compensation paid by the Trust to its Trustees for their services as such during the fiscal year ended October 31, 2000. The Trust has no pension or retirement plans. During the fiscal year ended October 31, 2000, no Trustee or officer who is an officer of Roulston & Company, Inc., the Trust's investment adviser, or of any of its affiliates received any direct remuneration from the Trust for serving in such capacities.

                            Compensation Table

                                                         Total Compensation From
Name and Position           Aggregate Compensation       The Trust and the
With the Trust              From the Trust               Fund Complex*

Thomas V. Chema                 $10,000                      $10,000
Trustee

David B. Gale                   $10,000                      $10,000
Trustee


* For purposes of this Table, Fund Complex means one or more mutual funds which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related to the Trust. The Trust and the Funds are the only members of the Roulston "Fund Complex".





Executive Officers

         The following table sets forth certain information with respect to the executive officers of the Trust:

             Name, Age and                                                                      An Officer
             Position with                          Principal Occupation                          of the
               the Trust                         During the Past Five Years                     Trust Since

Scott D. Roulston                        Mr.  Roulston  has  been  President  and  a               1994
Age 44                                   Director of Roulston & Company since  1990.
President


Kenneth J. Coleman                       Mr.  Coleman  joined  Roulston & Company in               1999
Age 45                                   January   1999  and  has  served  as  Chief
Treasurer                                Operating  Officer since September 1999 and
                                         a  Director  since  September,  2000.  From
                                         August 1997 to December  1998,  Mr. Coleman
                                         served  as  President   of  National   City
                                         Corporation's   Insurance  Services  Group.
                                         Prior thereto and since 1987,  Mr.  Coleman
                                         served as an executive at Capitol  American
                                         Financial    Corporation    (an   insurance
                                         company).


Charles A. Kiraly                        Since  April 1996,  Mr.  Kiraly has been an               1996
Age 31                                   employee of Roulston & Company,  and, since
Secretary and Assistant                  April 2000,  Vice  President of Mutual Fund
Treasurer                                Administration for Roulston & Company.

         The executive officers of the Trust are elected by the Board of Trustees and hold office until their respective successors are duly elected or for such other term as shall be determined from time to time by the Board of Trustees. None of the officers of the Trust receives compensation from the Trust for serving as an officer.

               PROPOSAL 2 - Ratification of Selection of Auditors

         The Board of Trustees of the Trust, including a majority of the Board of Trustees who are not "interested persons" of the Trust, on October 26, 2000, approved the selection of McCurdy & Associates CPA's, Inc. ("McCurdy") as the auditors of the Trust for the fiscal year ending October 31, 2001. The Board of Trustees ratified such approval on September 7, 2001. Unless instructed in the proxy card to the contrary, the persons named therein intend to vote in favor of the ratification of the selection of McCurdy & Associates CPA's, Inc. as auditors of the Trust to serve for the fiscal year ending October 31, 2001.

         Audit Fees. McCurdy served as the Trust's auditors for the fiscal year ended October 31, 2000. For such services, McCurdy received $63,409. McCurdy provided no other services of any kind to the Trust, Roulston & Company or Roulston Research Corp.

         Shareholders of all Funds of the Trust will vote jointly on the proposal to ratify the selection of McCurdy & Associates CPA's, Inc. as auditors of the Trust to serve for the fiscal year ending October 31, 2001. Ratification requires the affirmative vote of a majority of the outstanding votes of the Trust.

         A representative of McCurdy & Associates CPA's, Inc. will be available by telephone during the Meeting with an opportunity to make a statement if the representative desires to do so and to respond to appropriate questions.


                    THE BOARD OF TRUSTEES RECOMMENDS THAT YOU

                             VOTE "FOR" PROPOSAL 2.


PROPOSAL 3 - APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND ROULSTON & COMPANY


Background

         Roulston & Company, 3636 Euclid Avenue, Suite 3000, Cleveland, Ohio 44115, serves as the investment adviser to each of the five funds of the Trust (the "Funds"). The Trust entered into an Investment Advisory Agreement with Roulston & Company (the "Current Advisory Agreement") on January 25, 1995, with respect to the Growth, Growth and Income and Government Funds, and on July 1, 1999, with respect to the Emerging Growth and International Equity Funds. Pursuant to the Current Advisory Agreement, Roulston & Company manages the investments of each of the Funds and supervises the Funds' daily business affairs, subject to the supervision and direction of the Trust's Board of Trustees.

         On September 7, 2001, all of the shareholders of Roulston & Company entered into a Purchase Agreement (the "Purchase Agreement") pursuant to which they agreed to sell all of their shares in Roulston & Company to The Hickory Group, Ltd., an Ohio limited liability company ("Hickory"), in exchange for membership interests in Hickory and promissory notes issued by Hickory or cash (the "Transaction"). As a result of the Transaction, Roulston & Company will become a wholly owned subsidiary of Hickory.

         The Transaction, when completed, will result in an "assignment" (as that term is defined in the 1940 Act) of the Current Advisory Agreement, and therefore will cause the Current Advisory Agreement, by its terms, to terminate. The Board of Trustees of the Trust at a special meeting held on September 7, 2001, approved a new investment advisory agreement between the Trust and Roulston & Company which, if approved by shareholders, will take effect immediately upon completion of the Transaction (the "New Advisory Agreement"). Therefore, the Board of Trustees is submitting the New Advisory Agreement to shareholders of the Funds for their approval at the Meeting. As more fully described below, the Board of Trustees believes that retaining Roulston & Company as the investment adviser for the Funds is in the best interests of shareholders of the Funds and is therefore recommending that shareholders approve the New Advisory Agreement.

         Approval of the New Advisory Agreement with respect to each Fund requires the affirmative vote of a majority of all votes attributable to the outstanding Shares of that Fund, defined as the lesser of (a) 67% or more of the outstanding votes of the Fund present at the Meeting, if holders of more than 50% of the votes are present or represented by proxy, or (b) more than 50% of the votes attributable to the outstanding Shares of the Fund. If the New Advisory Agreement is not approved, the Board of Trustees will need to consider what other options are appropriate, including liquidation of the Funds or looking for another investment adviser and distributor.


                      THE BOARD OF TRUSTEES RECOMMENDS THAT

                           YOU VOTE "FOR" PROPOSAL 3.

The Board's Considerations and Determinations

         On September 7, 2001, the Board of Trustees of the Trust reviewed, considered and approved, subject to shareholder approval, the proposed New Advisory Agreement between the Trust, on behalf of the Funds, and Roulston & Company. The Board of Trustees, in making its determination to approve the New Advisory Agreement, considered the information provided by Roulston & Company and Hickory, as well as other information made available to it regarding the Funds, their fees and their proposed operations after the Transaction. Specifically, the Board of Trustees reviewed information regarding the Transaction and Hickory, reports from Roulston & Company and Hickory regarding their plans for the Funds and their management after completion of the Transaction, comparative expense and performance information, and the current investment advisory fees paid by funds similar in size and investment style.

         After reviewing all of the information that the Board considered relevant and necessary, the Board determined that retaining Roulston & Company as the Funds' investment adviser pursuant to the New Advisory Agreement, which has terms that are identical in all material respects to the Current Advisory Agreement, was in the best interests of the Funds and their shareholders. Specifically the Board considered the past performance of the Funds, the quality of services made available and to be made available to the Funds' shareholders, the fact that many of the shareholders of the Funds are managed account clients of Roulston & Company, that the Funds will continue to be managed by the same portfolio managers and in the same style as they are currently managed, and the greater financial resources that Roulston & Company may have available to it after the Transaction. The Board also found that Roulston's bearing the expenses associated with the Meeting was appropriate.




More about the Transaction


         Pursuant to the terms of the Purchase Agreement, Scott Roulston, President of the Trust and a former Trustee (and who, with his sister Heather Roulston Ettinger, together currently own approximately 83% of the outstanding voting securities of Roulston & Company) will receive approximately 13% of the outstanding voting membership interests in Hickory and certain other compensation in return for all of his ownership interest in Roulston & Company. Because of Mr. Roulston's current ownership interest in Roulston & Company and his future ownership interest in Hickory, Mr. Roulston has an interest in the approval of the New Advisory Agreement and the continuance of the Trust's Rule 12b-1 Plan. In addition, certain officers of Roulston & Company, including Kenneth Coleman, Treasurer of the Trust, currently have stock grants to acquire shares of Roulston & Company. Pursuant to the terms of the Purchase Agreement, such grant holders will receive cash and/or membership interests in Hickory in exchange for the shares represented by their grants.


         As described above, upon completion of the Transaction, Roulston & Company will become a wholly owned subsidiary of Hickory. Roulston & Company has represented to the Trust that completion of the Transaction will not result in a change in the directors or officers of Roulston & Company or in any of the personnel involved with managing the Funds' investments or supervising their day-to-day business operations.


         The completion of the Transaction will also result in the assignment, by operation of ss.15 of the 1940 Act, and therefore termination, of the Distribution Agreement between the Trust and Roulston Research Corp. (the "Distributor"), a wholly owned subsidiary of Roulston & Company. However, at its meeting on September 7, 2001, the Board of Trustees approved a new Distribution Agreement between the Trust and the Distributor on substantially identical terms as the current Distribution Agreement. It is not currently anticipated that completion of the Transaction will have any effect on the services provided by the Distributor to the Trust.


More About the Advisory Agreements

         The Current Advisory Agreement was approved by the initial shareholder of the Growth, Growth and Income and Government Funds on January 20, 1995, and by the initial shareholder of the Emerging Growth and International Equity Funds on June 30, 1999. Since then, the Current Advisory Agreement has not been submitted to shareholders for their approval.

         The following description of the Current Advisory Agreement and the New Advisory Agreement is only a summary and is qualified in its entirety by reference to the text of the full Agreements. A copy of the New Advisory Agreement is attached hereto as Appendix A. A copy of the Current Advisory Agreement is on file with the SEC. Copies of the Current Advisory Agreement are available 1) in person at the SEC's Public Reference Room in Washington D.C.; 2) by mail at the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009 or 3) at the SEC's website - http://www.sec.gov.

         Fees. For services rendered and expenses assumed under the Current Advisory Agreement, Roulston & Company is entitled to receive a fee computed daily and paid monthly based upon the annual rates set forth below. The fees under the New Advisory Agreement are the same as under the Current Advisory Agreement.

Growth Fund and Growth and Income Fund                             Seventy-five  one  hundredths of one percent  (0.75%) of
                                                                   the  average  daily  net  assets of each such Fund up to
                                                                   $100  Million  and fifty  one-hundredths  of one percent
                                                                   (0.50%)  of the  average  daily net  assets of each such
                                                                   Fund of $100 Million or more.

Government Securities Fund
                                                                   Twenty-five one-hundredths of one percent
                                                                   (.25%) of the average daily net assets of
                                                                   such Fund up to $100 Million and one hundred
                                                                   twenty-five one thousandths of one percent
                                                                   (0.125%) of the average daily net assets of
                                                                   such Fund of $100 Million or more.

Emerging Growth Fund and Roulston
International Equity Fund
                                                                   Seventy-five one-hundredths of one percent
                                                                   (0.75%) of the average daily net assets of
                                                                   each such Fund.


         Roulston & Company has contractually agreed to waive a portion of its investment advisory fees and/or reimburse expenses for the Funds' fiscal year ending October 31, 2001, and has agreed to continue such waivers and reimbursements through at least April 30, 2002, to the extent necessary to maintain each Fund's operating expenses (as a percentage of net assets) for the Growth, Growth and Income, Government, Emerging Growth and International Equity Funds at 1.38%, 1.50%, 0.90%, 1.95% and 1.95%, respectively. For the fiscal year ended October 31, 2000, Roulston & Company earned total investment advisory fees, after waivers and expense reimbursements, of $509,445.


         Term and Renewal. Unless sooner terminated, the Current Advisory Agreement by its terms continues in effect as to each Fund for successive one-year periods each ending January 20th so long as (1) such continuance is specifically approved at least annually by the Trust's Board of Trustees or by a vote of a majority of the votes attributable to the outstanding Shares of that Fund, and (2) such renewal has been approved by the vote of a majority of Trustees of the Trust who are not "interested persons," as that term is defined by the 1940 Act, of any party to the Current Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Current Advisory Agreement was approved by the Board of Trustees of the Trust on October 26, 2000, for the one year period ending January 20, 2002. Because a small amount of legal work was done for Roulston & Company during 2000 by lawyers in the firm of which Mr. Chema is a partner, Mr. Chema may be considered to be an "interested person" of Roulston & Company and the Trust even though he was not aware of such work. As a result, the Board of Trustees may have inadvertently not had enough disinterested Trustees as required by the 1940 Act. Therefore, the current Board of Trustees (consisting only of Mr. Gale), whose composition currently satisfies Section 10 of the 1940 Act, reapproved the Current Advisory Agreement at its September 7, 2001 meeting and ratified all payments thereunder since January 20, 2001.

         If approved by shareholders, the New Advisory Agreement will take effect upon completion of the Transaction and will have an initial term that will end on December 31, 2002. Unless terminated earlier, the New Advisory Agreement will continue for successive one-year periods thereafter if approved annually as described above for the Current Advisory Agreement. Each Agreement is not assignable and may be terminated with respect to a Fund without penalty on 60 days' written notice at the option of either party or by a vote of the shareholders of that Fund.


         Management and Brokerage. Roulston & Company's responsibilities under the Current Advisory Agreement and the New Advisory Agreement are the same. Under each Agreement, Roulston & Company is responsible for managing each Fund's portfolio in accordance with the Fund's investment objective, policies and restrictions, subject to the supervision and control of the Board of Trustees.

         The brokerage provisions of the Current Advisory Agreement and the New Advisory Agreement are the same. Under each Agreement, Roulston & Company is to establish and maintain accounts on behalf of the Funds, to purchase and sell securities on behalf of the Funds through brokers or dealers and to negotiate commissions to be paid on such transactions. In doing so, Roulston & Company is required to use reasonable efforts to obtain the most favorable price and execution available but is permitted, subject to certain limitations, to pay brokerage commissions that are higher than those another broker might have charged in return for brokerage and research services.

         Liability and Indemnity. The provisions of the Current Advisory Agreement and the New Advisory Agreement relating to the liability of Roulston & Company are the same. Under each Agreement, Roulston & Company cannot be held liable for any error of judgment, mistake of law or for any loss suffered by the Funds in the absence of willful misfeasance, bad faith or gross negligence on the part of Roulston & Company or the reckless disregard of its duties under the Agreement.


Further Information Regarding Roulston & Company and Hickory

         Roulston & Company is currently owned by Scott Roulston (49.9%), Heather Roulston Ettinger (32.8%) and George Sievila (17.3%). Upon completion of the Transaction, Roulston & Company will become a wholly owned subsidiary of Hickory.


         Hickory, an Ohio limited liability company, is a registered investment adviser and has been providing investment advisory services to high net worth individuals, trusts and corporations since 1988. As of June 30, 2001, Hickory had $382 million under management. Hickory is located at 3636 Euclid Avenue, Cleveland, Ohio 44115. The ownership of Hickory, both before the Transaction and after the Transaction, is set forth below:

         Before the Transaction                               After the Transaction

Name                                           Ownership     Name                                         Ownership
----                                                         ----
                                               Interest                                                   Interest
Hickory Investments Ltd.(1)                       10%        Hickory Investments Ltd.(1)                     5%
Kirtland Capital Partners II,                     40%        Kirtland Capital Partners II, L.P.(2)           21%
 L.P.(2)
Hickory Investment Advisors,                      50%        Kirtland Capital Partners III, L.P.(4)          20%
  Inc.(3)
                                                             Hickory Investment Advisors,                    19%
                                                               Inc. (including Mr. Althans)(3)
                                                             HR Investments, Ltd.(4)                         5%
                                                             Scott D. Roulston                               13%
                                                             Various employees of Roulston & Company         17%
                                                             and Hickory

     (1) Owned  jointly by  Evergreen  Capital  Partners II, L. P. (which is the
Managing  Member)  and  National  City  Venture   Corporation  (a  wholly  owned
subsidiary of National City Corporation, a bank holding company).

     (2) Kirtland Capital Corporation (which is indirectly controlled by John F. Turben) is the General Partner of both Evergreen Capital Partners II, L. P. and Kirtland Capital Partners II, L.P.

     (3) Owned jointly by Paul Abbey and Gregory Althans.

     (4) General Partner/Managing Member is Kirtland Capital Partners Ltd. (which is indirectly controlled by John F. Turben).

     The business address of Hickory Investments Ltd., Kirtland Capital Partners II L.P., Kirtland Capital Partners III L.P., HR Investments, Ltd., Kirtland Partners Ltd., Kirtland Capital Corporation and Mr. Turben is 2550 SOM Center Road, Suite 105 Willoughby Hills, Ohio 44094. The business address of Hickory Investment Advisors, Inc. is 3636 Euclid Avenue, Cleveland, Ohio 44115.


         The name, address and principal occupation of the principal executive officer and each director of Roulston & Company are set forth in the following table. Roulston & Company has advised the Trust that the completion of the Transaction will not result in any changes in such positions:

                                                                                   Principal Occupation
Name                                       Position with Roulston & Co.            and Business Address(1)
----------------                           ------------------------------          -----------------------

Scott D. Roulston                          President and Director                  President  and a  Director  of  Roulston &
                                                                                   Company and the Distributor

Heather R. Ettinger                        Secretary and Director                  Investment   Officer,   Secretary   and  a
                                                                                   Director of Roulston & Company;  Secretary
                                                                                   of the Distributor

Kenneth J. Coleman                         Chief Operating Officer                 Chief Operating  Officer and a Director of
                                           and Director                            Roulston & Company


     (1) The business address for each of these persons is 3636 Euclid Avenue, Suite 3000, Cleveland, Ohio 44115.




      PROPOSAL 4 - REAPPROVAL OF DISTRIBUTION AND SHAREHOLDER SERVICE PLAN


Background

         The Distributor, 3636 Euclid Avenue, Suite 3000, Cleveland, Ohio 44115, is a wholly owned subsidiary of Roulston & Company and serves as the Funds' principal underwriter pursuant to a Distribution Agreement. Pursuant to the Distribution Agreement, the Distributor acts as agent for the Funds in the distribution of their shares on a continuous basis and, in such capacity, solicits orders for the sale of shares, advertises and pays the costs and expenses associated with such advertising. The Distributor receives no compensation for distribution of shares of the Funds under the Distribution Agreement, but receives payments under the Trust's Distribution and Shareholder Service Plan described below.

         The Trust has adopted a Distribution and Shareholder Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which each Fund is authorized to compensate the Distributor for payments it makes to broker-dealers, banks and other institutions (collectively, "Participating Organizations") for providing distribution or shareholder service assistance, or for distribution assistance and shareholder service provided by the Distributor. Payments to such Participating Organizations may be made pursuant to agreements entered into with the Distributor.

         The Board of Trustees of the Trust at its September 7, 2001 Board meeting reapproved the Plan and for the reasons more fully discussed below, is submitting the Plan to shareholders for their reapproval. A copy of the Plan is attached hereto as Appendix B. As more fully described below, the Board of Trustees believes that maintaining the Plan is in the best interests of the Funds and their shareholders and is therefore recommending that shareholders reapprove the Plan.

         Reapproval of the Plan with respect to each Fund requires the affirmative vote of a majority of all votes attributable to the outstanding Shares of that Fund, defined as the lesser of (a) 67% or more of the outstanding votes of the Fund present at such meeting, if holders of more than 50% of the votes are present or represented by proxy, or (b) more than 50% of the votes attributable to the outstanding Shares of the Fund. If the Plan is not approved, the Board of Trustees will need to consider what other options are appropriate to cover the costs of distributing the Funds' Shares, including imposition of a sales load.



                      THE BOARD OF TRUSTEES RECOMMENDS THAT

                           YOU VOTE "FOR" PROPOSAL 4.



The Board's Determinations


         As required by Rule 12b-1, the Plan was approved by the initial sole shareholder of the Growth, Growth and Income and Government Securities Funds and for each Fund by the Board of Trustees, including a majority of the Trustees who are not interested persons of that Fund and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was reapproved by the Board of Trustees of the Trust on October 26, 2000, in conjunction with the Board's annual review of the Trust's service provider agreements. At that time, the Trust believed that two of its three trustees were not "interested persons" of the Trust and that therefore the Trust was in compliance with the technical Board composition requirements of Section 10 of the 1940 Act. However, as described above under "Proposal 3," the Board of Trustees may have had fewer disinterested Trustees than are required by the 1940 Act. As a result, the continuance of the Plan may not have been approved in full compliance with Rule 12b-1. Therefore, the Board of Trustees, whose composition currently satisfies Section 10 of the 1940 Act, reapproved the Plan at its September 7, 2001 meeting, ratified all payments made thereunder since it was last approved on October 26, 2000, and is submitting it to shareholders of the Funds for their re-approval.

         The Board of Trustees, in making its determination to re-approve the Plan, considered information provided by Roulston & Company and the Distributor, as well as other information made available to it. Specifically, the Board of Trustees reviewed information regarding the options available to the Funds and the Distributor to pay the costs of distributing the Funds' Shares, the Funds' current status as a "no-load" fund, the current distribution arrangements in place for the Funds and information regarding 12b-1 fees and other distribution related charges imposed by funds that are similar in size and structure. After reviewing all of the information the Board considered relevant and necessary, the Board determined that maintaining the Plan is in the best interests of the Funds since it encourages Fund growth and retention of Fund assets and any other options may be too disruptive to current Shareholders.

  Terms of the Plan

         The following description of the Plan is only a summary and is qualified in its entirety by reference to the text of the full Plan. A copy of the Plan is attached hereto as Appendix B.

         As authorized by the Plan, the Distributor has agreed to provide certain distribution and shareholder services in connection with shares purchased and held by the Distributor for the accounts of its customers and shares purchased and held by customers of the Distributor directly or through other financial intermediaries, including, but not limited to, answering shareholder questions concerning the Funds, marketing of the Funds, providing information to shareholders on their investments in the Funds and providing such personnel and communication equipment as is necessary and appropriate to accomplish such matters. Fees paid are borne solely by the applicable Fund. Such fees may exceed the actual costs incurred by the Distributor in providing such services.

         The Plan authorizes each Fund to make payments to the Distributor in an amount not in excess, on an annual basis, of 0.25% of the average daily net asset value of that Fund. For the fiscal year ended October 31, 2000, such fees totaled $322,885, all of which were paid to the Distributor for the services described above.

         The Plan may be terminated as to a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Fund. Any change in the Plan that would materially increase the distribution cost to a Fund requires shareholder approval. The Board of Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by a vote of the Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan with respect to a Fund may be terminated at any time upon 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding shares of such Fund.

         The Plan continues in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Board of Trustees in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.


                     ADDITIONAL INFORMATION ABOUT THE TRUST

     Administrator and Transfer Agent. Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204-1806, serves as administrator, fund accountant, transfer agent and dividend disbursing agent for the Funds.


         Principal Shareholders. As of September 10, 2001, to the Trust's knowledge, the following table sets forth the only persons who beneficially own more than 5% of the outstanding shares of any Fund. Roulston & Company is considered to own beneficially these Shares of the Funds because such Shares are held in various managed accounts at Roulston & Company over which it has voting and investment authority. Roulston & Company intends to vote these shares FOR each of the Proposals in accordance with the recommendations of the Board of Trustees. Roulston & Company is currently controlled by Mr. Scott Roulston and Ms. Ettinger; therefore, they may also be considered to beneficially own these Shares of the Funds.

--------------------------- ------------------------------------ -------------------------------- --------------------
                              Name and Address of Beneficial      Number of Shares Beneficially   Percentage of Fund
           Fund                            Owner                              Owned                      Owned
--------------------------- ------------------------------------ -------------------------------- --------------------
--------------------------- ------------------------------------ -------------------------------- --------------------
Growth Fund                 Roulston & Company, Inc.
                            3636 Euclid Ave., Ste. 3000                    713,611.665                  28.98%
                            Cleveland, Ohio 44115
--------------------------- ------------------------------------ -------------------------------- --------------------
--------------------------- ------------------------------------ -------------------------------- --------------------
Growth and Income Fund      Roulston & Company, Inc.
                            3636 Euclid Ave., Ste. 3000                    323,246.427                  25.81%
                            Cleveland, Ohio 44115

                            The Cleveland Foundation                       75,775.1841                   6.05%
                            Roulston & Company, Inc.
                            3636 Euclid Ave., Ste. 3000
                            Cleveland, Ohio 44115

--------------------------- ------------------------------------ -------------------------------- --------------------
--------------------------- ------------------------------------ -------------------------------- --------------------
Government Securities Fund  Roulston & Company, Inc.
                            3636 Euclid Ave., Ste. 3000                   5,815.961.850                 89.35%
                            Cleveland, Ohio 44115

--------------------------- ------------------------------------ -------------------------------- --------------------
--------------------------- ------------------------------------ -------------------------------- --------------------
International Equity Fund   Roulston & Company, Inc.
                            3636 Euclid Ave., Ste. 3000                   1,278,691.72                  85.63%
                            Cleveland, Ohio 44115

                            J.B. Rev. Living Trust c/o                    153,005.3171                  10.25%
                            Roulston & Company, Inc.
                            3636 Euclid Ave., Ste. 3000
                            Cleveland, Ohio 44115
--------------------------- ------------------------------------ -------------------------------- --------------------
--------------------------- ------------------------------------ -------------------------------- --------------------
Emerging Growth Fund        Roulston & Company, Inc.
                            3636 Euclid Ave., Ste. 3000                    542,091.958                  64.36%
                            Cleveland, Ohio 44115
--------------------------- ------------------------------------ -------------------------------- --------------------

1 These Shares are currently held in managed accounts over which Roulston & Company has both voting and investment authority; however these beneficial owners have the ability to rescind Roulston & Company's voting and investment authority within 60 days should they choose to do so.



                              SHAREHOLDER PROPOSALS


         Because the Trust does not hold regular shareholder meetings, there is currently no specific date by which shareholder proposals intended to be presented at future Meetings of Shareholders must be received by the Trust. However, a proposal that is received by the Trust at its principal executive offices a reasonable time before the Trust begins to print and mail its proxy materials for such a meeting will be considered for inclusion in the Trust's Proxy Statement and form or forms of proxy card and voting instructions relating to such meeting. Proposals received thereafter will be considered untimely and will not be considered for inclusion in such proxy materials.


                             ADDITIONAL INFORMATION


         With respect to the actions to be taken by the shareholders of the Funds on the matters described in this Proxy Statement, the presence in person or by proxy of shareholders entitled to cast a majority of the votes attributable to the outstanding Shares of the Fund or Funds on a particular Proposal at the Meeting shall constitute a quorum for purposes of voting upon that Proposal at the Meeting. However, in some instances an action may be required by law or by the Trust's Declaration of Trust to be taken by the holders of a larger or different proportion of Shares. Abstentions and broker non-votes, as described below, shall be treated as votes present for purposes of determining whether a quorum exists.

         For purposes of determining whether Proposal 1 has been approved, abstentions and broker non-votes will neither be counted for or against the Proposal. For purposes of determining whether Proposals 2, 3 or 4 have been approved, abstentions and broker non-votes will be counted as "against" that Proposal. As used above, broker non-votes are Shares for which a broker holding such Shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto, although such broker may have been able to vote such Shares on other matters at the Meeting for which it has discretionary authority or instructions from the beneficial owner.

         Roulston & Company will bear all costs in connection with the solicitation of proxies from shareholders of the Trust. The solicitation is being made primarily by the mailing of this Proxy Statement and related proxy card(s). Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the Trust.


                                                  By Order of the Trustees

                                                     /s/


October 2, 2001                                  Charles A. Kiraly, Secretary

                                       A-1                            APPENDIX A
                          INVESTMENT ADVISORY AGREEMENT


         This Agreement is made as of October ____, 2001, between Roulston Funds, an Ohio business trust (the "Trust"), and Roulston & Company, Inc., an Ohio corporation (the "Adviser").

         WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the Trust desires to continue to retain the Adviser to furnish investment advisory services to the current investment portfolios of the Trust and may retain the Adviser to serve in such capacity to certain additional investment portfolios of the Trust, all as now or hereafter may be identified in Schedule A hereto (such current investment portfolios and any such additional investment portfolios together called the "Funds") and the Adviser represents that it is willing and possesses legal authority to so furnish such services;

         NOW, THEREFORE, in consideration of the mutual agreements and covenants contained in this Agreement, the parties hereto agree as follows:

         ss.1.......Appointment. The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms and subject to the conditions set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

         ss.2.......Investment Advisory Services. Subject to the supervision of the Trust's Board of Trustees, the Adviser shall provide a continuous investment program for the Funds, including investment, research and management with respect to all securities and investments and cash equivalents in the Funds. The Adviser shall determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Funds. The Adviser shall provide the services under this Agreement in accordance with each of the Fund's investment objectives, policies, and restrictions as stated in such Fund's most current Prospectus and Statement of Additional Information, as then in effect, and all amendments or supplements thereto, and resolutions of the Trust's Board of Trustees as may be adopted from time to time. The Adviser further agrees that it:

     (a) will use the same skill and care in providing such services as it uses in providing services to any fiduciary accounts for which it has investment responsibilities;

     (b) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission (the "Commission") and, in
          addition,   will  conduct  its  activities  under  this  Agreement  in
          accordance  with  any  applicable   regulations  of  any  governmental
          authority pertaining to the investment advisory activities of the Adviser;

     (c) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Adviser will attempt to obtain and is hereby directed to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, the Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Adviser with brokerage and research services (within the meaning of
          Section 28(e) of the Securities Exchange Act of 1934). Subject to the review of the Trust's Board of Trustees from time to time with respect to the extent and continuation of this policy, the Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion. In no instance will portfolio securities be purchased from or sold to Roulston Research Corp., the Adviser, or any affiliated person of the Trust, Roulston Research Corp. or the Adviser unless otherwise permitted by the 1940 Act, an exemption therefrom, or an order thereunder;

     (d) will maintain all books and records with respect to the securities transactions of the Funds and will furnish the Trust's Board of Trustees such periodic and special reports as the Board may request; and

     (e) will advise and assist the officers of the Trust in taking such actions as may be necessary or appropriate to carry out the decisions of the Trust's Board of Trustees and of the appropriate committees of such Board regarding the conduct of the business of the Funds.

         ss.3.......Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities, duties and obligations under this Agreement, other than the costs of securities (including brokerage fees, if any) purchased for the Funds.

         ss.4.......Compensation. For the services provided and the expenses assumed pursuant to this Agreement, each of the Funds will pay the Adviser and the Adviser will accept as full compensation therefor a fee set forth on Schedule A hereto. The obligations of the Funds to pay the above-described fee to the Adviser will begin as of the effective date of this Agreement (or effective date of Schedule A with respect to Funds added thereto after the date hereof).

         ss.5.......Limitation of Liability. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

         ss.6.......Duration and Termination. This Agreement will become effective as of the date first written above (or, if a particular Fund is not in existence on that date, on the date a registration statement relating to that Fund becomes effective with the Commission), provided that it shall have been approved by vote of a majority of the outstanding voting securities of such Fund, in accordance with the requirements, if any, under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until December 31, 2002.

         Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive periods of twelve months each ending on December 31st of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding shares of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on sixty days' written notice, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as ascribed to such terms in the 1940 Act.)

         ss.7.......Name. The Trust hereby acknowledges that the name "Roulston"
is a property right of the Adviser. The Adviser agrees that the Trust and the Funds may, so long as this Agreement remains in effect, use "Roulston" as part of its name. The Adviser may permit other persons, firms or corporations, including other investment companies, to use such name and may, upon termination of this Agreement, require the Trust and the Funds to refrain from using the name "Roulston" in any form or combination in its name or in its business or in the name of any of its Funds, and the Trust shall, as soon as practicable following its receipt of any such request from the Adviser, so refrain from using such name.

         ss.8.......Adviser's Representations. The Adviser hereby represents and warrants that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable laws and regulations.

         ss.9.......Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         ss.10......Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the State of Ohio.

         Roulston Funds is a business trust organized under Chapter 1746, Ohio Revised Code and under a Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of Ohio as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "Roulston Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust personally, but bind only the assets of the Trust, as set forth in Section 1746.13(A), Ohio Revised Code, and all persons dealing with any of the Funds of the Trust must look solely to the assets of the Trust belonging to such Fund for the enforcement of any claims against the Trust.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                     ROULSTON FUNDS


    By
    -------------------------------------------------------


    Name
    -------------------------------------------------------

    Title
    -------------------------------------------------------


                     ROULSTON & COMPANY, INC.


   By
  -----------------------------------------------------------

  Name
  ----------------------------------------------------------

  Title
 ---------------------------------------------------------

                                       A-6
                                                        Dated October ____, 2001

                                   Schedule A
                                     to the
                          Investment Advisory Agreement
                           between Roulston Funds and
                            Roulston & Company, Inc.
                            dated October ____, 2001


Name of Fund                                Compensation*
------------                                ------------

Roulston Growth Fund                        Annual rate of seventy-five one
                                            hundredths of one percent (0.75%) of
                                            the average daily net assets of
                                            such Fund up to $100 Million and
                                            fifty one-hundredths of one percent
                                            (0.50%) of the average daily net
                                            assets of such Fund of $100 Million
                                            or more.

Roulston Growth and Income Fund             Annual  rate  of  seventy-five  one
                                            hundredths  of  one percent  (0.75%)
                                            of the average daily net assets of
                                            such Fund up to $100 Million and
                                          fifty  one-hundredths of one percent
                                            (0.50%) of the average daily net
                                            assets of such Fund of $100 Million
                                            or more.

Roulston Government Securities Fund         Annual rate of twenty-five one-
                                            hundredths of one percent (.25%) of
                                            the average daily net assets of
                                            such Fund up to $100 Million and
                                            one hundred twenty-five one
                                            thousandths of one percent (0.125%)
                                            of the average daily net assets of
                                            such Fund of $100 Million or more.

Roulston Emerging Growth Fund               Annual  rate  of  seventy-five
                                            one-hundredths  of  one percent
                                            (0.75%) of the average daily net
                                            assets of such Fund.

Roulston International Equity Fund          Annual  rate  of  seventy-five
                                            one-hundredths  of  one percent
                                            (0.75%) of the average daily net
                                            assets of such Fund.



ROULSTON & COMPANY, INC.                    ROULSTON FUNDS

By                                 By
--------------------------------------------------------

Name                               Name
-------------------------------------------------------

Title                              Title
------------------------------------------------------




*All fees are computed and paid monthly.

                                       B-3
                                       B-1
                                                                      APPENDIX B

                    DISTRIBUTION AND SHAREHOLDER SERVICE PLAN


         This Plan (the "Plan") constitutes a distribution and shareholder service plan of Roulston Funds, an Ohio business trust (the "Trust"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Plan relates to shares of those investment portfolios identified on Schedule B to the Trust's Distribution Agreement, as such schedule may be amended from time to time (the "Plan Funds").

         Section 1. Each Plan Fund shall pay to the principal underwriter ("Distributor") of the Trust's shares of beneficial interest (the "Shares"), currently Roulston Research Corp., an Ohio corporation, or its designee, a fee in an amount not to exceed on an annual basis .25% of the average daily net asset value of such Plan Fund (the "Plan Fee") for: (a) payments Distributor makes or agrees to have made to broker/dealers, banks and other institutions (a "Participating Organization") for distribution assistance and/or Shareholder service pursuant to an agreement with the Participating Organization or for distribution assistance and/or Shareholder service provided by Distributor pursuant to the Plan; or (b) reimbursement of expenses incurred by a Participating Organization pursuant to an agreement in connection with distribution assistance and/or Shareholder service including, but not limited to, the reimbursement of expenses relating to printing and distributing prospectuses to persons other than Shareholders of a Plan Fund, printing and distributing advertising and sales literature and reports to Shareholders used in connection with the sale of Shares, and personnel and communication equipment used in servicing Shareholder accounts and prospective shareholder inquiries. For purposes of the Plan, a Participating Organization may include the Distributor and the Distributor's affiliates and subsidiaries.

         Section 2. The Plan Fee shall be paid by the Plan Funds to Distributor only to compensate Distributor for assistance or services provided, or to reimburse Distributor for payments or expenses incurred, pursuant to Section 1.

         Section 3. The Plan shall not take effect with respect to a Plan Fund until it has been approved by the vote of the initial Shareholder of such Fund to the extent required by the 1940 Act.

         Section 4. The Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Trustees of the Trust, and (b) the Independent Trustees of the Trust cast in person at a meeting called for the purpose of voting on the Plan or such agreement.

         Section 5. The Plan shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for approval of the Plan in
Section 4.

         Section 6. Any person authorized to direct the disposition of monies paid or payable by the Plan Funds pursuant to the Plan or any related agreement shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.........

         Section 7. The Plan may be terminated as to a Plan Fund at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Shares of a Plan Fund.

         Section 8. All agreements with any person relating to implementation of the Plan shall be in writing, and any agreement related to the Plan shall provide:

     (a) That such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the Plan Fund, on not more than 60 days' written notice to any other party to the agreement; and

     (b) That such agreement shall terminate automatically in the event of its assignment.

         Section 9. The Plan may not be amended to increase materially the amount of distribution expenses of a Plan Fund permitted pursuant to Section 1 hereof without approval by a vote of at least a majority of the outstanding voting securities of such Plan Fund, and all material amendments to the Plan shall be approved in the manner provided for approval of the Plan in Section 4.

         Section 10. As used in the Plan, (a) the term "Independent Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, and (b) the terms "assignment", "interested person" and "majority of the outstanding voting securities" shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.


Effective: January 20, 1995, as amended September 7, 2001

Reapproved by shareholders:  October __, 2001








                                 ROULSTON FUNDS

                   PROXY FOR AN ANNUAL MEETING OF SHAREHOLDERS
                                OF ROULSTON FUNDS
                           TO BE HELD OCTOBER 25, 2001


The undersigned shareholder of some or all of the Roulston Family of Funds (the "Funds"), each being a portfolio of Roulston Funds (the "Trust"), does hereby appoint Kenneth J. Coleman and Charles A. Kiraly, or either one of them, as attorneys-in-fact and proxies of the undersigned, each with the full power of substitution, to attend an Annual Meeting of Shareholders of the Trust (the "Meeting") to be held on October 25, 2001, at 3636 Euclid Avenue, Suite 3000, Cleveland, Ohio at 8:00 a.m. Eastern Time, and at all adjournments thereof, and to vote the shares of the Fund held in the name of the undersigned as of the record date for the Meeting. This proxy shall be voted on the proposals described in the Proxy Statement as specified below.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS LISTED BELOW. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE, OR, IF NO CHOICE IS INDICATED, FOR EACH OF THE PROPOSALS.

SUCH ATTORNEYS-IN-FACT SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT AS TO ANY OTHER MATTER.

Acct # ( 12345) Fund Name (Roulston Government Securities) Shares owned (487.652) VOTE YOUR SHARES OF THE ROULSTON GOVERNMENT SECURITIES FUND HERE




Proposal 1        To elect 4 nominees specified     [   ] FOR all nominees listed           [  ] WITHHOLD authority to
                  below as Trustees:                      (except as marked to the               vote for all nominees.
                                                          contrary below).

David B. Gale, Thomas V. Chema, Carolyn D. Pizzuto and Mark S. Biviano.

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
         WRITE THE NAME(S) OF SUCH NOMINEE(S) ON THE LINE BELOW.)
---------------------------------------------------------------------------------------------------------

Proposal 2      To ratify the selection of McCurdy & Associates              FOR             AGAINST         ABSTAIN
                CPA's, Inc. as independent accountants for the
                Trust for the fiscal year ending October 31, 2001.


Proposal 3      To approve a new Investment Advisory  Agreement              FOR             AGAINST         ABSTAIN
                with Roulston & Company, Inc.



Proposal 4      To Reapprove the Trust's Distribution and                    FOR             AGAINST         ABSTAIN
                Shareholder Service Plan





Acct # ( 12345)   Fund Name (Roulston Growth & Income)    Shares owned (425.113)


VOTE YOUR SHARES OF THE ROULSTON GROWTH AND INCOME FUND HERE


Proposal 1        To elect 4 nominees specified        [   ] FOR all nominees listed               [  ]WITHHOLD authority to
                  below as Trustees:                         (except as marked to the                 vote for all nominees.
                                                             contrary below).

David B. Gale, Thomas V. Chema, Carolyn D. Pizzuto and Mark S. Biviano.

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
         WRITE THE NAME(S) OF SUCH NOMINEE(S) ON THE LINE BELOW.)
--------------------------------------------------------------------------------------------------------

Proposal 2      To ratify the selection of McCurdy & Associates              FOR             AGAINST         ABSTAIN
                CPA's, Inc. as independent accountants for the
                Trust for the fiscal year ending October 31, 2001.


Proposal 3      To approve a new Investment Advisory  Agreement              FOR             AGAINST         ABSTAIN
                with Roulston & Company, Inc.



Proposal 4      To Reapprove the Trust's Distribution and                    FOR             AGAINST         ABSTAIN
                Shareholder Service Plan







Acct # (12345) Fund Name (Roulston International Equity) Shares owned (300.652)


VOTE YOUR SHARES OF THE ROULSTON INTERNATIONAL EQUITY FUND HERE

Proposal 1        To elect 4 nominees specified               [   ] FOR all nominees listed            [  ] WITHHOLD authority to
                  below as Trustees:                                (except as marked to the                vote for all nominees.
                                                                    contrary below).

David B. Gale, Thomas V. Chema, Carolyn D. Pizzuto and Mark S. Biviano.

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
         WRITE THE NAME(S) OF SUCH NOMINEE(S) ON THE LINE BELOW.)
---------------------------------------------------------------------------------------------------------

Proposal 2      To ratify the selection of McCurdy & Associates              FOR             AGAINST         ABSTAIN
                CPA's, Inc. as independent accountants for the
                Trust for the fiscal year ending October 31, 2001.


Proposal 3      To approve a new Investment Advisory  Agreement              FOR             AGAINST         ABSTAIN
                with Roulston & Company, Inc.



Proposal 4      To Reapprove the Trust's Distribution and                    FOR             AGAINST         ABSTAIN
                Shareholder Service Plan








TO VOTE, PLEASE DATE, SIGN BELOW, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Note: Please sign exactly as your name(s) appear(s) on this proxy card. Joint owners should each sign personally. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

Receipt of the Notice of Meeting and the accompanying Proxy Statement is hereby acknowledged.

Please be sure to sign and date this proxy card.


Shareholder sign here____________________________________       Date ___________

Co-owner (if any) sign here ___________________________________________